UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2015

ORBITZ WORLDWIDE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33599	20-5337455
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 W. Madison Street, Suite 1000, Chicago, Illinois	60661
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 894-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On March 25, 2015, Orbitz Worldwide, Inc., a Delaware corporation (the “Company”), and Expedia, Inc., a Delaware corporation (“Expedia”), issued a joint press release announcing the receipt of a request for additional information or documentary materials from the Antitrust Division of the Department of Justice in connection with the previously announced Agreement and Plan of Merger, dated February 12, 2015, by and among the Company, Expedia, and Xeta, Inc., a Delaware corporation and an indirect wholly owned subsidiary of Expedia. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release of Orbitz Worldwide, Inc. and Expedia, Inc., dated March 25, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORBITZ WORLDWIDE, INC. (Registrant)

Date: March 25, 2015	/s/ James F. Rogers
James F. Rogers
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Orbitz Worldwide, Inc. and Expedia, Inc., dated March 25, 2015.